Financial instruments	12 Months Ended
Dec. 31, 2025
Financial Instruments [Abstract]
Financial instruments	Financial instruments:
(a)Fair value:
The Corporation’s financial instruments consist of cash and cash equivalents, short-term investments, trade and other receivables, long-term financial investments, and trade and other payables. The fair values of cash and cash equivalents, trade and other receivables, and trade and other payables approximate their carrying values because of the short-term nature of these instruments.
31.    Financial instruments (cont'd):
(a)Fair value (cont'd):
Long-term financial investments (note 12) comprise investment in hydrogen infrastructure and growth equity funds: HyCap Fund and Clean H2 Fund, investment in a decarbonization and climate technology fund: Templewater, and an investment in Forsee Power, Wisdom Motor, and Quantron AG. Changes in fair value and foreign exchange adjustments are recognized as gains or losses in the consolidated statements of loss and comprehensive income (loss) and included in finance income and other (note 24). During the year ended December 31, 2025, the Corporation recognized net mark to market and foreign exchange gains (losses) of $1,743,000 (2024 - $(14,788,000)).

Increase (decrease) in fair value due to MTM and foreign exchange	December 31, 2025	December 31, 2024
Long-term investment - Forsee Power	$(559)	$(12,699)
Long-term investment - Wisdom Motor	(1,900)	(2,200)
Long-term investment - Quantron AG	—	(4,401)
Long-term investment - HyCap Fund	1,960	5,084
Long-term investment - Clean H2 Fund	2,465	(360)
Long-term investment - Templewater Fund	(223)	(212)
Increase (decrease) in fair value of investments	$1,743	$(14,788)
Fair value measurements recognized in the statement of financial position must be categorized in accordance with the following levels:
(i)    Level 1: Quoted prices (unadjusted) in active markets for identical assets or liabilities;
(ii)    Level 2: Inputs other than quoted prices included in Level 1 that are observable for the asset or liability,     either directly (i.e. as prices) or indirectly (i.e. derived from prices);
(iii)    Level 3: Inputs for the asset or liability that are not based on observable market data (unobservable inputs).
The Corporation's above-mentioned investment in Forsee Power is categorized as Level 1 whereas the other investments are all categorized as Level 3.
(b)    Financial risk management:
The Corporation primarily has exposure to foreign currency exchange rate risk, commodity risk, interest rate risk, and credit risk.
Foreign currency exchange rate risk
Foreign currency exchange rate risk is the risk that the fair value of deferred cash flows of a financial instrument will fluctuate because of changes in foreign exchange rates. The Corporation is exposed to currency risks primarily due to its holdings of Canadian dollar denominated cash equivalents and its Canadian dollar denominated purchases and accounts payable. Substantially all receivables are denominated in U.S. dollars.
Periodically, the Corporation uses foreign exchange currency contracts to manage exposure to currency rate fluctuations. These contracts are recorded at their fair value as either assets or liabilities in the statement of financial position. Any changes in fair value are recorded in the statements of loss and comprehensive income (loss) irrespective of whether the contract is formally designated and qualified under hedge accounting criteria or not designated, or not qualified, under hedge accounting criteria. The outstanding foreign exchange currency contracts are not qualified under hedge accounting.
31.    Financial instruments (cont'd):
(b)    Financial risk management (cont'd):
Foreign currency exchange rate risk (cont'd)
The Corporation limits its exposure to foreign currency risk by holding Canadian denominated cash and cash equivalents in amounts up to 100% of forecasted twelve month Canadian dollar net expenditures and up to 50% of the following twelve months of forecasted Canadian dollar net expenditures, thereby creating an economic hedge. Periodically, the Corporation also enters into forward foreign exchange contracts to further limit its exposure. At December 31, 2025, the Corporation held Canadian dollar denominated cash and cash equivalents of CDN $42,091,000 and did not have any outstanding forward foreign exchange contracts.
The following exchange rates applied during the year ended December 31, 2025:

	$US to $1.00 CDN	$CDN to $1.00 US
January 1, 2025 Opening rate	$0.695	$1.439
December 31, 2025 Closing rate	$0.730	$1.369
Fiscal 2025 Average rate	$0.716	$1.398
Based on cash and cash equivalents and forward foreign exchange contracts held at December 31, 2025, a 10% increase in the Canadian dollar against the U.S. dollar, with all other variables held constant, would result in an increase in foreign exchange gains of approximately $3,074,000 recorded against profit or loss. If the Canadian dollar weakened 10% against the US dollar, there would be an equal, and opposite impact, on profit or loss. This sensitivity analysis includes foreign currency denominated monetary items, and adjusts their translation at year-end, for a 10% change in foreign currency rates.
Commodity risk
Commodity risk is the risk of financial loss due to fluctuations in commodity prices, in particular, for the price of platinum and palladium, which are key components of the Corporation’s fuel cell products. Platinum and palladium are scarce natural resources and therefore the Corporation is dependent upon a sufficient supply of these commodities. To manage its exposure to commodity price fluctuations, the Corporation may include platinum and or palladium pricing adjustments directly into certain significant customer contracts.
Interest rate risk
Interest rate risk is the risk that the fair value of deferred cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Corporation is exposed to interest rate risk arising primarily from fluctuations in interest rates on its cash and cash equivalents. The Corporation limits its exposure to interest rate risk by continually monitoring and adjusting portfolio duration to align to forecasted cash requirements and anticipated changes in interest rates.
Based on cash and cash equivalents at December 31, 2025, a 1.0% decline in interest rates, with all other variables held constant, would result in a decrease in investment income of $5,271,000. If interest rates had been 1.0% higher, there would be an equal and opposite impact on investment income.
Credit risk
Credit risk is the risk of financial loss to the Corporation if a customer or counterparty to a financial instrument fails to meet its contractual obligations, and arises principally from the Corporation’s receivables from customers.
31.    Financial instruments (cont'd):
(b)    Financial risk management (cont'd):
Credit risk (cont'd)
IFRS 9 Financial Instruments requires impairment losses to be recognized based on “expected losses” that will occur in the future, incorporating forward looking information relating to defaults and applies a single ECL impairment model that applies to all financial assets within scope. ECLs are a probability-weighted estimate of credit losses. Credit losses are measured as the present value of all cash shortfalls (i.e. the difference between the cash flows due to the Corporation in accordance with the contract and the cash flows that the Corporation expects to receive). Under IFRS 9, at each reporting date the Corporation is required to assess whether financial assets carried at amortized cost are credit-impaired.
As a result of this review for the year ended December 31, 2025, the Corporation recognized an impairment recovery of $300,000 on its estimated ECL impairment losses, excluding specific impairment losses (note 23).
The movement in the allowance for impairment in respect of trade receivables and contract assets during the year was as follows.

	December 31,	December 31,
Impairment loss allowance	2025	2024
Beginning balance	$500	$500
Net measurement of loss allowance	(300)	—
Ending balance	$200	$500